                                                                               .
                                                                               .
                                                                               .
    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF August 30, 2004

              RIG NAME                WD          DESIGN                        LOCATION          STATUS*            OPERATOR
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES(6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                         3,500'    Victory Class                        GOM            Contracted          SDC/Pogo
------------------------------------------------------------------------------------------------------------------------------------
Ocean Star                          5,500'    Victory Class                        GOM            Contracted         Kerr-McGee
------------------------------------------------------------------------------------------------------------------------------------
Ocean America                       5,500'    Ocean Odyssey                        GOM            Contracted          Mariner
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                       5,500'    Ocean Odyssey                        GOM            Contracted            ENI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                       5,500'    Victory Class                        GOM            Contracted       W&T Offsshore
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence                    7,500'    DP Aker H-3.2 Modified               GOM            Contracted             BP
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES(3)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                       2,200'    F&G SS-2000                          GOM               Idle               DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington                     2,200'    F&G SS-2000                          GOM            Contracted      Walter Oil & Gas
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                      2,200'    F&G SS-2000                          GOM            Contracted            LLOG
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                       200'     Mat Cantilever                       GOM            Contracted      Walter Oil & Gas
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                          200'     Mat Cantilever                       GOM            Contracted       Chevron/Texaco
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                       250'     Mat Slot                             GOM            Contracted          Mariner
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia                       250'     Independent Leg Cantilever           GOM            Contracted         Kerr-McGee
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                        300'     Independent Leg Cantilever           GOM            Contracted            LLOG
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                           300'     Independent Leg Cantilever           GOM               Idle               DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean King                           300'     Independent Leg Cantilever           GOM            Contracted    Houston Exploration
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                         300'     Independent Leg Cantilever           GOM            Contracted         Spinnaker
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                         300'     Independent Leg Cantilever           GOM            Contracted            LLOG
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                        300'     Independent Leg Cantilever           GOM            Contracted          Newfield
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                          350'     Independent Leg Cantilever           GOM            Contracted        Stone Energy
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                          350'     Independent Leg Cantilever           GOM            Contracted       EOG Resources
------------------------------------------------------------------------------------------------------------------------------------

                               (Table Continued)

       RIG NAME                                           CURRENT TERM                    DAYRATE (000s)
-------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES(6)
-------------------------------------------------------------------------------------------------------------------
Ocean Quest                                                  one well                        high 30's
-------------------------------------------------------------------------------------------------------------------
Ocean Star                                             fourth of four wells                   low 60's
-------------------------------------------------------------------------------------------------------------------
Ocean America                                   second of three wells plus option             mid 70's
-------------------------------------------------------------------------------------------------------------------
Ocean Valiant                                   second of three wells plus option            high 50's
-------------------------------------------------------------------------------------------------------------------
Ocean Victory                                               two wells                         mid 40's
-------------------------------------------------------------------------------------------------------------------
Ocean Confidence                                          five-year term                       170's
-------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES(3)
-------------------------------------------------------------------------------------------------------------------
Ocean Concord                                                   -                                -
-------------------------------------------------------------------------------------------------------------------
Ocean Lexington                                        one well plus option                  high 40's
-------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                                    one well extension plus option              mid 40s
-------------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (12)
-------------------------------------------------------------------------------------------------------------------
Ocean Crusader                                         one well plus option                   low 30's
-------------------------------------------------------------------------------------------------------------------
Ocean Drake                                           two wells plus option                   mid 30s
-------------------------------------------------------------------------------------------------------------------
Ocean Champion                                               one well                         mid 20's
-------------------------------------------------------------------------------------------------------------------
Ocean Columbia                                               one well                         mid 30's
-------------------------------------------------------------------------------------------------------------------
Ocean Spartan                                         two wells plus option                   mid 30's
-------------------------------------------------------------------------------------------------------------------
Ocean Spur                                                      -                                -
-------------------------------------------------------------------------------------------------------------------
Ocean King                                                  two wells                         mid 40s
-------------------------------------------------------------------------------------------------------------------
Ocean Nugget                                           one well plus option                   mid 30's
-------------------------------------------------------------------------------------------------------------------
Ocean Summit                                           one well plus option                   mid 30's
-------------------------------------------------------------------------------------------------------------------
Ocean Warwick                                          one well plus option                   low 40's
-------------------------------------------------------------------------------------------------------------------
Ocean Titan                                      second of two wells plus option              mid 40's
-------------------------------------------------------------------------------------------------------------------
Ocean Tower                                            second of two wells                   high 30's
-------------------------------------------------------------------------------------------------------------------

                               (Table Continued)

      RIG NAME                   START DATE          EST. END DATE       FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES(6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                    early July 2004       late Aug. 2004     One well plus option with Noble Energy in low 50's beginning late Aug. and ending late Oct. 2004. Available; actively
                                                                        marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Star                     early June 2004      early Oct. 2004     220 day extension with Kerr-McGee in upper 70's beginning
                                                                        early Oct. 2004 and ending mid May 2005. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean America                    mid June 2004      early Nov. 2004     One well extension plus option with Mariner in mid 80's
                                                                        beginning early Nov. 2004 and ending late Jan. 2005.
                                                                        Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                   late Dec. 2003      early Oct. 2004     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                    mid Aug. 2004       late Nov. 2004     Rate adjusts to mid 70's in late Sept. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence               early Jan. 2001      early Jan. 2006     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES(3)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                         -                    -            Approximately 120 days maintenance beginning early June and ending early Oct. 2004. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington                late March 2004      mid March 2005      One well extension plus option with Walter in high 30's
                                                                        beginning mid Aug. and ending early Sept. 2004; followed by three well extension with Walter beginning in early Sept.
                                                                        and ending in mid Dec. 2004. Rate for first well in mid
                                                                        40's, second and third wells in upper 40's. Three additional extension wells with Walter beginning in mid Dec. 2004 and ending mid-March 2005. Rate for first and second wells in
                                                                        mid 50s with third well in low 60s. Available; actively
                                                                        marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                  late June 2004        mid Oct. 2004     One additional well plus option with LLOG in low 50s
                                                                        beginning mid Sept. and ending mid Oct. 2004. Available;
                                                                        actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                  late July 2004     early Sept. 2004     Two wells plus option with Walter in mid 30's beginning
                                                                        early Sept. and ending early Nov. 2004. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                     late Aug. 2004        mid Oct. 2004     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                   mid Aug. 2004     early Sept. 2004     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia                 early Aug. 2004     early Sept. 2004     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                    mid July 2004     early Sept. 2004     Two well extension plus option with LLOG in upper 30's
                                                                        beginning early Sept. and ending early Dec. 2004. Available;
                                                                        actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                            -                    -            Two wells with Mariner in upper 30s beginning early Sept.
                                                                        and ending late Oct. 2004. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean King                      late Aug. 2004       late Nov. 2004     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                   early Aug. 2004      late Sept. 2004     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                   early Aug. 2004     early Sept. 2004     Three well extension plus option with LLOG in upper 30s
                                                                        beginning early Sept. and ending mid Dec. 2004. Available;
                                                                        actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                  early Aug. 2004      late Sept. 2004     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                      mid July 2004      early Oct. 2004     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                      mid July 2004     early Sept. 2004     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF August 30, 2004

      RIG NAME                        WD            DESIGN                      LOCATION          STATUS*            OPERATOR
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES(17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                    1,100'    Bethlehem SS-2000                    GOM            Contracted           PEMEX
------------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington                   1,500'    Aker H-3                             GOM            Contracted           PEMEX
------------------------------------------------------------------------------------------------------------------------------------
Ocean Worker                        3,500'    F&G 9500 Enhanced Pacesetter         GOM            Contracted           PEMEX
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown                      2,850'    F&G SS-2000                          GOM            Contracted           PEMEX
------------------------------------------------------------------------------------------------------------------------------------

AFRICA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                         1,200'    Aker H-3                            Gabon           Contracted        Vaalco/SASOL
------------------------------------------------------------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian                      1,500'    Earl & Wright Sedco 711 Series    North Sea         Contracted           Shell
------------------------------------------------------------------------------------------------------------------------------------
Ocean Princess                      1,500'    Aker H-3                          North Sea         Contracted          Talisman
------------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard                      1,500'    Bingo 3000                        North Sea         Contracted          Talisman

AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                     1,500'       Victory Class                    New Zealand        Contracted            NZOP
------------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot                    1,500'       Bingo 3000                        Under tow    Mobe to New Zealand        DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                         1,640'    Korkut                            Australia         Contracted           Santos
------------------------------------------------------------------------------------------------------------------------------------
Ocean General                       1,640'    Korkut                             Vietnam          Contracted           PVE&P
------------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness                      7,000'    Victory Class                     Indonesia         Contracted           Unocal
------------------------------------------------------------------------------------------------------------------------------------
Ocean Rover                         7,000'    Victory Class                      Malaysia         Contracted           Murphy
------------------------------------------------------------------------------------------------------------------------------------

                             (Table Continued)

      RIG NAME                                     CURRENT TERM                     DAYRATE (000s)
------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES(17)
------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------
Ocean Ambassador                                four year term work                    mid 50's
------------------------------------------------------------------------------------------------------------
Ocean Whittington                               four year term work                    low 60's
------------------------------------------------------------------------------------------------------------
Ocean Worker                                    four year term work                   high 60's
------------------------------------------------------------------------------------------------------------
Ocean Yorktown                                  four year term work                    mid 40's
------------------------------------------------------------------------------------------------------------

AFRICA
------------------------------------------------------------------------------------------------------------
Ocean Nomad                                   three wells plus option                 high 40's
------------------------------------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------------------------------------
Ocean Guardian                                        one year                        high 40's
------------------------------------------------------------------------------------------------------------
Ocean Princess                                three wells plus option                  low 50's
------------------------------------------------------------------------------------------------------------
Ocean Vanguard                                        one well                         low 60's
------------------------------------------------------------------------------------------------------------

AUSTRALASIA
------------------------------------------------------------------------------------------------------------
Ocean Bounty                              one option declared plus demobe              low 70's
------------------------------------------------------------------------------------------------------------
Ocean Patriot                                            -                                -
------------------------------------------------------------------------------------------------------------
Ocean Epoch                           Exeter/Mutineer development plus option          mid 60's
------------------------------------------------------------------------------------------------------------
Ocean General                                 five completion options                  mid 50's
------------------------------------------------------------------------------------------------------------
Ocean Baroness                                     180 day option                       110's
------------------------------------------------------------------------------------------------------------
Ocean Rover                            second of two firm wells plus options          high 110's
------------------------------------------------------------------------------------------------------------

                               (Table Continued)

    RIG NAME                START DATE          EST. END DATE       FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES(17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador          late July 2003        mid Dec. 2007      Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington         late July 2003       early Oct. 2006     Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Worker               mid Aug. 2003       late July 2007      Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown            late Oct. 2003        mid July 2007      Available.
------------------------------------------------------------------------------------------------------------------------------------

AFRICA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad               early May 2004       late Sept. 2004     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian            late March 2004      late March 2005     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Princess            early Aug. 2004       mid Oct. 2004      Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard            late June 2004       early Oct. 2004     One well in Norway with ENI in low 140's beginning early Oct.
                                                                   2004 and ending early Jan. 2005. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty               mid July 2004      early Sept. 2004     Three wells with OMV in mid 70's beginning in early Sept. and ending in late Dec. 2004. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot                    -             late Aug. 2004      One well plus option with Tap Oil beginning late Aug. and ending mid Sept. Mobe to Australia ending late Sept. 2004. First of two wells with Bass Straits O&G beginning late Sept. and ending early Oct. Two wells with Santos beginning early Oct. and ending late Oct. LOI for two wells (unnamed operator) plus option beginning late Oct. and ending mid Dec. Second of two wells with
                                                                   Bass Straits beginning mid Dec. 2004 and ending mid Jan. 2005.
                                                                   LOI for two wells (unnamed operator) beginning mid Jan. and ending mid Feb. Two wells plus option with Santos beginning mid
                                                                   Feb. and ending late April. LOI for four wells (unnamed
                                                                   operator) beginning late April and ending late July 2005. All wells in upper 70's. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                mid Jan. 2004       mid March 2005      Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean General              mid June 2004       late Oct. 2004      One well plus option and demobe with KNOC in mid 50's beginning late Oct. and ending late Dec. 2004. Available; actively
                                                                   marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness            late April 2004      early Nov. 2004     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Rover               late July 2004      early Sept. 2004     First option well declared by Murphy beginning early Sept. in lower 120's, and ending early Oct. Available; actively
                                                                   marketing.
------------------------------------------------------------------------------------------------------------------------------------

    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF August 30, 2004

              RIG NAME                WD           DESIGN                        LOCATION          STATUS*            OPERATOR
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                         3,300'    DP DYVI Super Yatzy                 Brazil          Contracted         Petrobras
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner                        3,500'    Aker H-3                            Brazil          Contracted         Petrobras
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance                      5,000'    Alliance Class                      Brazil          Contracted         Petrobras
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS(1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                       7,500'    DP Fluor/Mitsubishi                 Brazil          Contracted         Petrobras
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS(2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                      250'     Independent Leg Cantilever        Indonesia         Contracted        Amerada Hess
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                       300'     Independent Leg Cantilever         Ecuador          Contracted        Noble Energy
------------------------------------------------------------------------------------------------------------------------------------

COLD STACKED(4)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                      600'     Aker H-3                          S. Africa        Cold Stacked           DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                      2,000'    Victory Class                        GOM           Cold Stacked           DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                       3,200'    Victory Class                        GOM           Cold Stacked           DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                       1,500'    Korkut                               GOM           Cold Stacked           DODI
------------------------------------------------------------------------------------------------------------------------------------

                          (Table Continued)

    RIG NAME                          CURRENT TERM                     DAYRATE (000s)
------------------------------------------------------------------------------------------------
BRAZIL
------------------------------------------------------------------------------------------------
Ocean Yatzy                          700 day extension                     mid 70's
------------------------------------------------------------------------------------------------
Ocean Winner                         700 day extension                     mid 50's
------------------------------------------------------------------------------------------------
Ocean Alliance                       four-year contract                     110's
------------------------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS(1)
------------------------------------------------------------------------------------------------
Ocean Clipper                        700 day extension                    low 100's
------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS(2)
------------------------------------------------------------------------------------------------
Ocean Sovereign                         option well                       high 30's
------------------------------------------------------------------------------------------------
Ocean Heritage                 standby for heavy lift vessel                  -
------------------------------------------------------------------------------------------------

COLD STACKED(4)
------------------------------------------------------------------------------------------------
Ocean Liberator                              -                                -
------------------------------------------------------------------------------------------------
Ocean Endeavor                               -                                -
------------------------------------------------------------------------------------------------
Ocean Voyager                                -                                -
------------------------------------------------------------------------------------------------
Ocean New Era                                -                                -
------------------------------------------------------------------------------------------------

                              (Table Continued)

    RIG NAME                       START DATE          EST. END DATE      FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                      early Nov. 2003       mid Oct. 2005      Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner                    early April 2004      mid March 2006      Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance                  early Sept. 2000      late Sept. 2004     Rig preparing to return to work after 21 days downtime
                                                                          related to subsea equipment. Available.
------------------------------------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS(1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                    early Jan. 2003     early March 2006     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS(2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                 early April 2004      mid Sept. 2004      Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                    mid Aug. 2004      early Sept. 2004     Lump sum mobe to India beginning early Sept. and ending
                                                                          mid Oct. Six wells plus options with Cairn Energy in
                                                                          lower 60's beginning mid Oct. 2004 and ending early May
                                                                          2005. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

COLD STACKED(4)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                         -                    -            Cold stacked Nov. '02.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                          -                    -            Cold stacked March '02.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                           -                    -            Cold stacked March '02.
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                           -                    -            Cold stacked Dec. '02.
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

   GOM = Gulf of Mexico